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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 25, 2000, except as to
Note 11, which is as of February 2, 2000, relating to the consolidated financial statements and financial statement schedule, which appears in LJL
BioSystems, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PRICEWATERHOUSECOOPERS LLP

San Jose, California
February 15, 2000